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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                 March 20, 2002
                                 --------------
                        (Date of earliest event reported)


                             SOURCINGLINK.NET, INC.
                             ----------------------
               (Exact name of Registrant as specified in charter)


        Delaware                       000-28391                   98-0132465
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  (State or other jurisdiction       (Commission             (I.R.S. Employer
         of incorporation)           File Number)         Identification No.)


            16855 West Bernardo Drive, Suite 260, San Diego, CA     92127
            -------------------------------------------------------------
     (Address of principal executive offices)                  (Zip Code)


                                 (858) 385-8900
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
         (Former name or former address, if changed, since last report.)

                                Page 1 of 6 Pages


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On March 20, 2002, SourcingLink.net, Inc., a Delaware corporation ("SourcingLink" or the "Company"), completed a private placement equity financing in which it raised $550,000 in gross proceeds from certain institutional investors (the "Equity Financing"). Pursuant to the terms of the Equity Financing, the Company sold and issued to such investors an aggregate of
(i) 1,100,000 shares of the Company's common stock for a purchase price of $0.50 per share and (ii) seven-year warrants (the "Warrants") to purchase up to 1,100,000 additional shares of the Company's common stock at an exercise price of $0.75 per share; provided, however between March 22, 2002 and May 15, 2002 and at any time during the month of March 2003, SourcingLink can require the warrantholders to exercise the Warrants for up to an aggregate of 550,000 shares of common stock at an exercise price of $0.50 per share. The purpose of the Equity Financing was to raise additional funds to expand the Company's sales and marketing activities and provide additional working capital for the Company. On March 25, 2002, SourcingLink issued a press release announcing the completion of the Equity Financing. A copy of such press release is attached hereto as Exhibit
99.1 and by this reference made a part hereof.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)-(b)  Not applicable.

         (c)   Exhibits.

               99.1 Press Release of SourcingLink.net, Inc. issued on March
                    25, 2002, announcing completion of $550,000 equity financing.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              SOURCINGLINK.NET, INC.


Dated:  March 26, 2002                        /s/  Gary Davidson
                                              ----------------------------------
                                              Gary Davidson
                                              VP Finance & Administration and
                                              Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit Number                 Description                     Page Number
--------------                 -----------                     -----------

      99.1         Press Release of SourcingLink.net,
                   Inc. issued on March 25, 2002, announcing
                   completion of $550,000 equity financing.         5